UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

JoNell Hermanson President, M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to: Frederick R. Bellamy, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2013 through December 31, 2013 is filed herewith.

2

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2013, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2012 and December 31, 2013.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2012 and December 31, 2013 were $80,500 and $80,500, respectively.

(b)                                 AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2012 and December 31, 2013.

(c)                                  TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2012 and December 31, 2013 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.

(d)                                 ALL OTHER FEES:  No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2012 and December 31, 2013.

(e)                                  (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                  The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2012 and December 31, 2013 were $10,500 and $10,500, respectively.

(h)                                 Not applicable.

3

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a — 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: March 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date: March 3, 2014

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date: March 3, 2014

5

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

(formerly, M Business Opportunity Value Fund)

Annual Report
December 31, 2013

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2013. Total assets under management ended 2013 at $765.1 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2013.

Sub-Advisers to the portfolios of the Company are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JONELL HERMANSON

President
M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2013, the M International Equity Fund had a return of 16.32% (net of management fees) versus 22.80% for its benchmark, the MSCI EAFE Index1.

Market Environment/Conditions

2013 was a good year for most developed stocks markets around the world. The S&P 500 was up over 32% and the MSCI EAFE Index rose more than 22%. After a strong 2012, stocks in developing countries took a step back and posted a slightly negative return in 2013.

Japan was the clear winner as the Nikkei stock market index rose over 28% in US dollar terms but over 50% return in the local currency due to the decline in the yen. "Abenomics" has helped the Japanese stock market, but whether its full implementation will lead to a revived and growing Japanese economy is still under debate.

The outlook for China's continued growth was also a factor in 2013. After delivering very strong growth in the last decade, questions remain about China's sustainability and whether it's growth will resume after a pause caused by the new leadership's attempt to reduce corruption and position its domestic economy to be less reliant on exports. This has far reaching consequences not just for China, but for all of those companies that have relied on China's growth to sustain their industries.

Fund Review/Current Positioning

There were three main drivers for the Fund's underperformance against the benchmark in 2013 that resulted from Northern Cross's bottom-up stock selection process—1. exposure to stocks domiciled in emerging market countries, specifically Brazil, China, Taiwan and Malaysia 2. a significant underweight to stocks in Japan 3. holdings in industrial sector companies that rely on sales to the mining and construction industries.

Emerging market economies did well in 2012, but faced a headwind in 2013 as concerns increased about sustainability of growth rates, particularly in China, along with the flow of money moving back to developed markets as the US Federal Reserve discussed tapering its quantitative easing program. During the year the Fund's exposure to stocks in emerging market countries was reduced for various reasons specific to each country's circumstance. Brazilian stock Petrobras, which was being strongly encouraged by the new government to take on more projects for the good of Brazil as opposed to for the good of the shareholders, was liquidated. Chinese stocks China Mobile and Petrochina were sold for similar reasons, as the quasi-capitalistic economy within China doesn't really allow for true competitive markets and therefore companies do not have adequate pricing power. Northern Cross is confident in the Fund's remaining emerging market exposure with companies like Taiwan Semiconductor, Malaysian gambling company Genting and our two Brazilian banks Banco Itau and Banco Bradesco.

An underweight position in Japan detracted from the Fund's relative performance, especially in the first quarter of 2013. Prime Minister Shinzo Abe's "Abenomics" plan for Japan is a daring experiment that helped fuel a dramatic rise in Japan's stock market during the year. With nearly 250% net debt to GDP, an aging population, a gradually hollowed out industrial backbone and a long history of micro-mismanagement, Northern Cross believes that the long term success of Abenomics is doubtful. Northern Cross has had difficulty finding companies in Japan that meet its high quality standards; however two Japanese companies were added to the Fund. Both companies have a more global business model. Advertising firm Dentsu recently purchased the UK based Aegis Group and home products manufacturer Lixil recently acquired US-based America Standard Brands and German-based Grohe.

Further, Japanese stocks held by the Fund, such as Toyota and SMC, have done well and have added to performance. Northern Cross continues to assess the Japanese market for opportunities, but will not add stocks that do not match its investment philosophy. As a result, the Fund's underweight to Japan will likely persist for some time as the Abenomics policies continue, which may continue to be a drag on the Fund's relative performance.

The slowdown in China has been a more pronounced and longer than anticipated. Mining stocks and some European industrials, such as Sandvik and Atlas Copco, have suffered from the slowdown of industrial production and construction and from decreased demand for commodities produced by mining companies. Northern Cross still believes in the longer term outlook for these companies and believes growth in China will continue, although at a slower pace. Many of the companies held by the Fund, especially Diageo, Pernod Ricard, Richemont, Novo Nordisk, Rolls Royce and Daimler, are well positioned to benefit from the strength of Chinese consumers.

Northern Cross believes in its in depth, on the ground research and its analysis indicates that Europe is on the mend and that a few well positioned, dominant European banks represent very good value. Some recent purchases of European banks—Banco Santander(Spain), Lloyds Bank (UK), Intesa Sanpaolo (Italy) and BBVA (Spain)—have been strong contributors to the Fund's performance. If Europe is indeed improving, even modest growth should translate into a substantial rerating of those investments and to the rest of the Fund's European exposure.

Although 2013 has represented a near "perfect storm" in terms of relative performance, the Northern Cross team continues to pursue a strategy based on its long held philosophy of populating the Fund with high-quality companies with global or regional franchises that possess high barriers to entry, high margins and pricing power, while seeking to generate alpha for shareholders over the long-term (7-10 years).

Northern Cross, LLC
Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Northern Cross, LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. International and emerging markets' investing is subject to certain risks such as currency fluctuation and social and political changes; such risks may result in greater share price volatility. Portfolio characteristics are as of 12/31/13. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the

Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The M International Equity Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/03 to 12/31/13

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALASIA, FAR EAST INDEX

1 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2013, the M Large Cap Growth Fund had a return of 36.15% (net of management fees) versus 33.49% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

At the start of 2013, Congress and the President reached a last minute deal to prevent much of the $650 billion of tax increases and spending cuts known as the "fiscal cliff" from going into effect. As part of the deal nearly $200 billion of tax increases were implemented in January. At the time, many economists estimated that 2013 economic growth would be reduced by between 0.75% and 1.5% as a result of these government tax policies. DSM believed economic growth would approximate 2% in the US in 2013.

As the second quarter began, US auto sales, home sales, employment, unemployment claims and purchasing manager indices all indicated an improving economic outlook. This activity occurred concurrently with sequestration, which immediately reduced US government spending and thereby improved the deficit outlook. At the same time, European economic policy remained focused on "austerity," not growth, which continued to generate recession and high unemployment in Europe. And Japan embarked upon its own historically large quantitative easing policy causing the yen to decline against the euro. Finally, in China, actions were taken by the Peoples Bank of China to crack-down on illegal lending activities by limiting the supply of credit, which caused many to fear that a liquidity squeeze and credit crunch would ensue, possibly causing major dislocations.

DSM's long standing forecast of "muddle through" global economic growth continued to appear reasonable as the second half of 2013 began. In the US, slow growth, combined with a reduction in government activity as a result of the partial shutdown in early October, sent bond prices higher (yields lower) and gold prices lower. In this period, US economic data was mixed. Third quarter GDP growth results of 2.8% appeared at first to be better than expected, perhaps even foretelling an acceleration in the economy. Unfortunately, inventory building accounted for 0.8% of the growth reported, meaning that actual growth was just 2% in the third quarter down from 2.5% in the second quarter.

Economic statistics continued to show approximately 7% or better GDP growth in China. Third quarter Chinese economic data were all solid, although the closing months of 2013 were a bit slower than many had hoped. Export markets including Europe, historically China's largest buyer, remained softer than expected forcing China to turn to expanding internal demand to maintain GDP growth.

Fund Review/Current Positioning

DSM has constructed the Fund based on its view of slow but steady growth in the US and faster growth in emerging markets. The Fund holds businesses that generate the majority of their weighted revenue in North America and emerging markets. If Europe's economy begins to stabilize and grow, exposure to European equities in the Fund may increase. At this time, emerging markets account for approximately 24% of the Fund's weighted revenue, with North America at approximately 50%. Other developed markets account for approximately 5% of revenue, and revenue exposure to Europe approximates 20%.

The majority of the Fund is invested in the consumer discretionary, materials, health care and technology sectors, with smaller weightings in the consumer staples, industrials and financials sectors. The Fund continues to have a solid weighting in the global internet business through investment in four companies: eBay, Google, Priceline and Tencent. It also holds three "business-to-business" global service companies, Mastercard, Visa and Cognizant Technologies. For the year, the Fund outperformed the benchmark primarily as a result of stock selection and an over weighted position in consumer discretionary. The Fund's slight overweight and stock selections in health care, as well as its underweight and selections in consumer staples also contributed. Stock selections in the energy sector detracted from the year's performance. By security, the top five contributors to the Fund's performance included Celgene, Tencent Holdings, Las Vegas Sands, Google and Visa.

DSM remains focused on research, earnings, valuation and new investment ideas. DSM continues to identify, research and model investments that believed to be unique, high quality, growing and predictable businesses. DSM estimates that the weighted earnings growth of the Fund could reach the upper teens if the global economy muddles through and, in a recession, could be in the low-double digits. DSM believes that the valuation of the Fund at 21.5 x next-four-quarter earnings through December 2014, continues to be attractive in the current slow growth economic environment and relative to the market. Additionally, the Fund remains characterized by strong balance sheets and significant free cash flow.

DSM Capital Partners LLC
Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM Capital Partners LLC exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/13. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The M Large Cap Growth Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/03 to 12/31/13

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Total Return Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics.

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2013, the M Capital Appreciation Fund had a return of 39.20% (net of management fees) versus 36.81% for its benchmark, the Russell 2500 Index1.

Market Environment/Conditions

Fueled by easy money from the Federal Reserve and signs of improvement in the economy, the Russell 2500 index rallied an additional 8.7% in the fourth quarter, capping a very strong 2013 as its 36.81% return was its biggest annual gain in a decade. The recent sharp advance was bolstered by positive economic data where good news for the economy was viewed as good news for the stock market. Other indices also generated out-sized gains as the large cap Russell 1000 index increased 33.5% for the year. The S&P 500 returned 32.4%, making 2013 its best year since 1995.

As 2014 begins, Frontier is cautiously optimistic regarding further gains in equity prices for those companies able to grow their earnings. Historically, the combination of easy monetary policy and improving economic growth has provided a favorable environment for stocks. With the Fed likely to remain on hold and economic growth picking up, the Fund continues to be focused on stocks with higher economic leverage. Frontier believes these stocks represent the greatest potential for unrecognized earnings potential. As a result, the Fund continues to be meaningfully overweight in the materials & processing, technology and energy sectors.

Fund Review/Current Positioning

The majority of the Fund's outperformance for the year was attributed to positive stock selection overall.

United Continental Airlines, the Fund's largest holding, was the largest contributor to performance for the year, increasing 62%. Airline stocks rallied most recently in response to the government's final approval of the proposed merger of American Airlines and US Airways. Frontier believes these are the early stages of a revaluation of domestic airlines as industry consolidation drives supply rationalization, pricing discipline and renewed focus on profitable growth. United, in particular, is poised to capture meaningful revenue and cost synergies over the coming years now that it has addressed the most challenging phases of its own merger integration. 2014 could prove to be a further positive inflection point for the company as it begins to close the profitability and valuation gap between it and its nearest competitor, Delta Airlines.

Healthcare stocks also contributed significantly to performance of the Fund, most notably DexCom (+160%) and Insulet (+75%). Both of these companies offer disruptive new technologies in the treatment and management of diabetes through better glucose management and delivery of insulin. Over the past year both stocks have rallied as consumer adoption of their products accelerated above expectations.

Weakness in the utility sector offset some of these gains, where stocks in the Fund returned 0.8% compared to 22.7% in the index. NII Holdings was the largest detractor, declining 61%. The company reduced guidance for 2013 EBITDA due to the combination of weaker-than-expected currencies in Brazil and Mexico, and due to a larger than expected service disruption from Sprint's IDEN network shutdown in North America. While near term results have been disappointing and volatile, Frontier believes its investment thesis remains intact. The company is close to completing its 3G network build-out which ultimately should drive accelerated revenue, EBITDA and free cash flow growth. This inflection should drive the stock meaningfully higher over the next few years.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier Capital Management Co., L.L.C. exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/13. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The M Capital Appreciation Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/03 to 12/31/13

1 The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

M LARGE CAP VALUE FUND

Performance

Since the time that AJO, LP began managing the M Large Cap Value Fund on May 1, 2013, the Fund had a return of 21.4% (net of management fees) versus 17.6% for its benchmark, the Russell 1000 Value Index1.

Market Environment/Conditions

Equity markets ended the year on a high note—it was the U.S. stock market's best year since 1997. Size and style mattered: Small caps beat large caps and growth edged out value. In the broad market, the best performing sectors were the consumer discretionary, health care, and industrials sectors, while the worst performers fell in the utilities and telecommunications sectors.

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock-specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company's management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. When considering new investments, AJO keeps a sharp eye on minimizing transaction costs, which helps maximize profits for the Fund.

The Fund handily beat its benchmark since AJO began managing it on May 1, 2013. Over the course of this period, stock selection was very successful, due largely to AJO's focus on the three criterions explained above.

A significant portion of the Fund's positive results can be attributed to stock selection in the health care sector. Examples include positions in biotechnology companies United Therapeutics (UTHR) and Biogen Idec (BIIB), as well as managed health care and facilities companies Humana (HUM) and Cigna (CI). AJO's minor industry bets also added to the bottom line; for example, AJO emphasized insurance companies and avoided real estate companies.

AJO's flexibility to tilt the overall portfolio slightly toward the more attractive-looking market-cap tiers of their investment universe worked in the Fund's favor, as the Fund's underweight to the very largest cap stocks and corresponding overweight to the more mid-cap names gave the Fund additional traction.

AJO believes strongly that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.

AJO, LP
Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/13. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute "forward looking statements" under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund's trading intent. Information about the Fund's holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The M Large Cap Value Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  12/31/03 to 12/31/13

RUSSELL 1000 VALUE INDEX

1 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2013

Shares		Value (Note 1)
	COMMON STOCKS—97.9%
	Austria—0.9%
80,391	Erste Group Bank AG	$2,801,342
	Belgium—2.5%
69,583	Anheuser-Busch InBev NV	7,395,736
	Brazil—1.9%
249,020	Banco Bradesco SA (Preference)	3,070,464
189,060	Itau Unibanco Holding SA, ADR (Preference)	2,565,544
		5,636,008
	Canada—1.3%
67,824	Barrick Gold Corp.	1,195,737
27,070	Potash Corp. of Saskatchewan, Inc.†	892,437
53,018	Potash Corp. of Saskatchewan, Inc. (New York)†	1,747,474
		3,835,648
	China—0.6%
1,664,000	PetroChina Co., Ltd.	1,821,874
	Denmark—2.1%
34,627	Novo Nordisk A/S	6,347,192
	France—17.6%
66,592	Accor SA	3,142,243
14,014	Air Liquide SA	1,981,887
299,894	AXA SA	8,337,918
92,225	Cie de St-Gobain	5,071,783
26,229	Cie Generale d'Optique Essilor International SA	2,788,511
59,988	Danone SA	4,317,732
59,109	JCDecaux SA	2,437,047
27,633	L'Oreal SA	4,854,477
55,643	Legrand SA	3,066,515
7,515	LVMH Moet Hennessy Louis Vuitton SA	1,370,869
41,147	Pernod-Ricard SA	4,687,535
75,250	Schneider Electric SA	6,563,255
17,996	Unibail-Rodamco SE, REIT	4,611,007
		53,230,779
Shares		Value (Note 1)
	Germany—9.9%
38,434	Allianz SE, Registered	$6,892,078
65,729	Daimler AG, Registered	5,687,628
27,735	Fresenius Medical Care AG & Co. KGaA	1,973,759
16,866	Fresenius SE & Co. KGaA	2,589,404
28,714	Linde AG	6,006,254
79,458	SAP AG	6,811,126
		29,960,249
	Hong Kong—1.6%
233,000	Cheung Kong Holdings, Ltd.	3,680,861
360,000	Hang Lung Properties, Ltd.	1,142,076
		4,822,937
	Italy—2.5%
2,261,156	Intesa Sanpaolo SpA	5,580,544
117,409	Pirelli & C. SpA	2,031,915
		7,612,459
	Japan—8.4%
71,300	Dentsu, Inc.	2,911,310
34,500	FANUC Corp.	6,306,381
147,705	Japan Tobacco, Inc.	4,796,801
76,700	Komatsu, Ltd.	1,556,432
22,700	LIXIL Group Corp.	621,442
6,000	Mitsubishi Estate Co., Ltd.	179,185
18,900	SMC Corp.	4,755,959
69,500	Toyota Motor Corp.	4,236,920
		25,364,430
	Jersey—1.1%
632,587	Glencore Xstrata Plc*	3,275,634
	Malaysia—1.7%
884,200	Genting Bhd	2,769,620
828,900	Sime Darby Bhd	2,409,137
		5,178,757
	Netherlands—2.8%
64,965	Heineken NV	4,386,393
114,998	Royal Dutch Shell Plc†	4,098,240
		8,484,633

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value (Note 1)
	Singapore—1.6%
94,784	DBS Group Holdings, Ltd.†	$1,284,367
201,000	United Overseas Bank, Ltd.	3,383,050
		4,667,417
	Spain—4.2%
694,038	Banco Bilbao Vizcaya Argentaria SA	8,543,440
469,158	Banco Santander SA	4,199,105
		12,742,545
	Sweden—5.5%
193,139	Atlas Copco AB	5,354,087
139,100	Investor AB	4,785,999
201,673	Sandvik AB	2,843,931
266,643	Volvo AB	3,501,015
		16,485,032
	Switzerland—14.1%
166,820	ABB, Ltd., Registered*	4,390,935
61,176	Cie Financiere Richemont SA, Registered	6,089,825
53,856	Holcim, Ltd., Registered*	4,029,918
72,630	Nestle SA, Registered	5,316,674
81,486	Novartis AG, Registered	6,503,899
28,298	Roche Holding AG	7,905,231
9,919	Syngenta AG, Registered	3,949,587
234,147	UBS AG, Registered*	4,441,194
		42,627,263
Shares		Value (Note 1)
	Taiwan—1.4%
238,597	Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	$4,161,132
	United Kingdom—14.2%
83,508	Anglo American Plc	1,825,363
278,624	BG Group Plc	5,986,501
76,666	British American Tobacco Plc	4,110,805
168,754	CRH Plc	4,255,995
193,893	Diageo Plc	6,421,542
5,350,898	Lloyds Banking Group Plc*	6,989,414
177,740	Pearson Plc	3,946,946
32,464	Reckitt Benckiser Group Plc	2,576,657
320,963	Rolls-Royce Holdings Plc*	6,776,608
		42,889,831
	United States—2.0%
158,354	Freeport-McMoRan Copper & Gold, Inc.	5,976,280
	TOTAL COMMON STOCKS (Cost $244,322,483)	295,317,178
	WARRANT—0.1%
	Malaysia—0.1%
228,012	Genting Bhd (GENTING BHD GENTING BHD CW)* (Cost $107,435)	12/18/2018	217,884
	PREFERRED STOCK—0.0%
	United Kingdom—0.0%
28,554,752	Rolls-Royce Holdings Plc*		47,285
	TOTAL PREFERRED STOCK (Cost $46,353)		47,285

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—2.7%
$5,833,916	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2014	$5,833,916
Shares
2,364,548	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.175%		2,364,548
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,198,464)			8,198,464
	TOTAL INVESTMENTS AT VALUE—100.7% (Cost $252,674,735)			303,780,811
	Liabilities in Excess of Other Assets—(0.7)%			(2,040,644)
	NET ASSETS—100.0%			$301,740,167

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1)

*  Non-income producing security

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued) (unaudited)

December 31, 2013

At December 31, 2013, industry diversification of the M International Equity Fund's investments as a percentage of net assets was as follows:

Summary of Industry Classifications	Percentage of Net Assets
Commercial Banks	12.7%
Machinery	8.1%
Beverages	7.6%
Pharmaceuticals	6.9%
Insurance	5.0%
Oil, Gas and Consumable Fuels	5.0%
Chemicals	4.8%
Electrical Equipment	4.6%
Automobiles	3.3%
Food Products	3.2%
Media	3.1%
Metals and Mining	3.0%
Tobacco	2.9%
Construction Materials	2.7%
Textiles, Apparel and Luxury Goods	2.5%
Software	2.3%
Aerospace & Defense	2.2%
Hotels, Restaurants & Leisure	2.0%
Building Products	1.9%
Real Estate Management and Development	1.7%
Diversified Financial Services	1.6%
Personal Products	1.6%
Capital Markets	1.5%
Health Care Providers and Services	1.5%
Real Estate Investment Trusts (REITs)	1.5%
Semiconductors and Semiconductor Equipment	1.4%
Health Care Equipment and Supplies	0.9%
Household Products	0.9%
Industrial Conglomerates	0.8%
Auto Components	0.7%
Warrant	0.1%
Short-Term Investments	2.7%
Total	100.7%

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2013

Shares		Value (Note 1)
	COMMON STOCKS—99.4%
	Aerospace & Defense—6.7%
400,500	Airbus Group NV, SP ADR	$7,669,575
16,825	Precision Castparts Corp.	4,530,972
		12,200,547
	Beverages—2.7%
72,200	Monster Beverage Corp.*	4,892,994
	Biotechnology—16.6%
51,450	Alexion Pharmaceuticals, Inc.*	6,845,937
22,000	Biogen Idec, Inc.*	6,154,500
79,100	Celgene Corp.*	13,364,736
14,400	Regeneron Pharmaceuticals, Inc.*	3,963,456
		30,328,629
	Capital Markets—6.4%
21,675	BlackRock, Inc.	6,859,487
131,500	Invesco, Ltd.	4,786,600
		11,646,087
	Chemicals—8.3%
37,000	Ecolab, Inc.	3,857,990
70,500	Monsanto Co.	8,216,775
24,700	Praxair, Inc.	3,211,741
		15,286,506
	Health Care Equipment and Supplies—2.6%
12,270	Intuitive Surgical, Inc.*	4,712,662
	Hotels, Restaurants & Leisure—10.5%
80,100	Las Vegas Sands Corp.	6,317,487
35,100	Wynn Resorts, Ltd.	6,816,771
81,000	Yum! Brands, Inc.	6,124,410
		19,258,668
	Internet and Catalog Retail—3.9%
6,120	Priceline.com, Inc.*	7,113,888
	Internet Software and Services—13.3%
124,300	eBay, Inc.*	6,822,827
7,080	Google, Inc., Class A*	7,934,627
149,800	Tencent Holdings, Ltd., ADR	9,650,116
		24,407,570
Shares		Value (Note 1)
	IT Services—10.2%
59,300	Cognizant Technology Solutions Corp., Class A*	$5,988,114
7,100	MasterCard, Inc., Class A	5,931,766
30,800	Visa, Inc., Class A†	6,858,544
		18,778,424
	Media—7.4%
72,400	Discovery Communications, Inc., Class A†,*	6,546,408
101,700	Time Warner, Inc.	7,090,524
		13,636,932
	Multiline Retail—3.8%
116,700	Dollar General Corp.*	7,039,344
	Personal Products—2.9%
71,100	Estee Lauder Cos., Inc. (The), Class A	5,355,252
	Specialty Retail—4.1%
113,000	Swatch Group AG (The), SP ADR	3,751,600
59,300	TJX Cos., Inc.	3,779,189
		7,530,789
	TOTAL COMMON STOCKS (Cost $134,974,737)	182,188,292

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—6.7%
$475,672	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2014	$475,672
Shares
11,705,138	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.175%		11,705,138
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,180,810)			12,180,810
	TOTAL INVESTMENTS AT VALUE—106.1% (Cost $147,155,547)			194,369,102
	Liabilities in Excess of Other Assets—(6.1)%			(11,105,071)
	NET ASSETS—100.0%			$183,264,031

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued) (unaudited)

December 31, 2013

At December 31, 2013, industry sector diversification of the M Large Cap Growth Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Consumer Discretionary	29.7%
Information Technology	23.5%
Health Care	19.2%
Materials	8.3%
Industrials	6.7%
Financials	6.4%
Consumer Staples	5.6%
Short-Term Investments	6.7%
Total	106.1%

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2013

Shares		Value (Note 1)
	COMMON STOCKS—97.9%
	Aerospace & Defense—0.5%
38,290	Orbital Sciences Corp.*	$892,157
	Air Freight and Logistics—1.5%
30,100	Hub Group, Inc., Class A*	1,200,388
86,400	UTi Worldwide, Inc.	1,517,184
		2,717,572
	Airlines—6.0%
16,900	Alaska Air Group, Inc.	1,239,953
33,100	American Airlines Group, Inc.†,*	835,775
21,900	Controladora Vuela Cia de Aviacion SAB de CV, ADR*	296,745
95,300	JetBlue Airways Corp.†,*	814,815
212,300	United Continental Holdings, Inc.*	8,031,309
		11,218,597
	Auto Components—1.8%
16,200	Autoliv, Inc.†	1,487,160
42,800	Modine Manufacturing Co.*	548,696
7,700	Tenneco, Inc.*	435,589
11,300	TRW Automotive Holdings Corp.*	840,607
		3,312,052
	Biotechnology—1.0%
6,300	BioMarin Pharmaceutical, Inc.*	442,701
47,200	InterMune, Inc.†,*	695,256
36,500	Myriad Genetics, Inc.†,*	765,770
		1,903,727
	Building Products—2.5%
9,000	Armstrong World Industries, Inc.*	518,490
35,000	Lennox International, Inc.	2,977,100
13,900	Trex Co., Inc.*	1,105,467
		4,601,057
	Capital Markets—1.6%
15,800	LPL Financial Holdings, Inc.	743,074
28,200	Raymond James Financial, Inc.	1,471,758
11,500	Waddell & Reed Financial, Inc., Class A	748,880
		2,963,712
	Chemicals—3.9%
19,700	Albemarle Corp.	1,248,783
25,600	Cabot Corp.	1,315,840
8,900	Celanese Corp., Series A	492,259
Shares		Value (Note 1)
	Chemicals (Continued)
20,400	FMC Corp.	$1,539,384
70,200	Kraton Performance Polymers, Inc.*	1,618,110
48,700	Tronox, Ltd., Class A	1,123,509
		7,337,885
	Commercial Banks—2.8%
278,000	CapitalSource, Inc.	3,994,860
45,930	Popular, Inc.*	1,319,569
		5,314,429
	Commercial Services & Supplies—0.7%
33,930	KAR Auction Services, Inc.	1,002,631
15,220	Ritchie Bros. Auctioneers, Inc.†	348,995
		1,351,626
	Communications Equipment—0.4%
15,500	ADTRAN, Inc.†	418,655
46,500	Emulex Corp.*	332,940
		751,595
	Construction and Engineering—2.0%
9,800	Jacobs Engineering Group, Inc.*	617,302
26,000	KBR, Inc.†	829,140
30,300	Primoris Services Corp.	943,239
42,000	Quanta Services, Inc.*	1,325,520
		3,715,201
	Construction Materials—3.0%
44,300	Caesarstone Sdot-Yam, Ltd.	2,200,381
33,300	Eagle Materials, Inc.	2,578,419
7,700	Martin Marietta Materials, Inc.†	769,538
		5,548,338
	Consumer Finance—0.5%
36,400	Green Dot Corp., Class A†,*	915,460
	Containers and Packaging—1.7%
94,350	Berry Plastics Group, Inc.*	2,244,586
14,300	Packaging Corp. of America	904,904
		3,149,490
	Diversified Consumer Services—0.3%
27,200	K12, Inc.*	591,600

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value (Note 1)
	Diversified Financial Services—0.7%
44,365	Leucadia National Corp.	$1,257,304
	Diversified Telecommunication Services—2.5%
84,000	Cogent Communications Group, Inc.†	3,394,440
116,800	Premiere Global Services, Inc.*	1,353,712
		4,748,152
	Electrical Equipment—0.6%
11,000	Hubbell, Inc., Class B	1,197,900
	Electronic Equipment, Instruments & Components—6.9%
51,200	Belden, Inc.	3,607,040
52,500	DTS, Inc.†,*	1,258,950
168,600	Flextronics International, Ltd.*	1,310,022
25,600	Itron, Inc.†,*	1,060,608
67,900	Jabil Circuit, Inc.	1,184,176
56,800	Rogers Corp.*	3,493,200
26,800	Universal Display Corp.†,*	920,848
		12,834,844
	Energy Equipment and Services—1.9%
17,300	Atwood Oceanics, Inc.†,*	923,647
16,000	Dril-Quip, Inc.*	1,758,880
90,200	McDermott International, Inc.†,*	826,232
		3,508,759
	Health Care Equipment and Supplies—7.8%
28,600	Cooper Cos., Inc. (The)	3,541,824
112,000	Dexcom, Inc.*	3,965,920
9,700	Edwards Lifesciences Corp.†,*	637,872
9,800	HeartWare International, Inc.†,*	920,808
93,400	Insulet Corp.†,*	3,465,140
64,300	Symmetry Medical, Inc.*	648,144
29,260	Syneron Medical, Ltd.†,*	359,898
228,300	Unilife Corp.†,*	1,004,520
		14,544,126
	Health Care Providers and Services—1.4%
20,722	Catamaran Corp.*	983,881
Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
29,200	Mednax, Inc.*	$1,558,696
		2,542,577
	Household Durables—0.9%
20,400	Harman International Industries, Inc.	1,669,740
	Industrial Conglomerates—0.5%
10,800	Carlisle Cos., Inc.	857,520
	Insurance—2.1%
10,800	Everest Re Group, Ltd.	1,683,396
19,500	HCC Insurance Holdings, Inc.	899,730
32,900	W. R. Berkley Corp.	1,427,531
		4,010,657
	Internet Software and Services—3.3%
24,000	Akamai Technologies, Inc.*	1,132,320
90,200	Brightcove, Inc.*	1,275,428
25,600	IntraLinks Holdings, Inc.*	310,016
102,540	QuinStreet, Inc.*	891,073
67,600	Responsys, Inc.†,*	1,852,916
24,370	Web.com Group, Inc.*	774,722
		6,236,475
	IT Services—0.6%
9,200	Global Payments, Inc.	597,908
19,600	Verifone Systems, Inc.*	525,672
		1,123,580
	Life Sciences Tools and Services—1.4%
16,700	Illumina, Inc.†,*	1,847,354
31,200	QIAGEN NV*	742,872
		2,590,226
	Machinery—4.3%
7,400	Dynamic Materials Corp.	160,876
42,300	Harsco Corp.	1,185,669
118,800	Meritor, Inc.*	1,239,084
16,700	Pall Corp.	1,425,345
7,000	Pentair, Ltd., Registered	543,690
183,400	Wabash National Corp.†,*	2,264,990
14,100	WABCO Holdings, Inc.*	1,317,081
		8,136,735

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value (Note 1)
	Marine—0.5%
8,900	Kirby Corp.†,*	$883,325
	Media—1.7%
41,800	Imax Corp.†,*	1,232,264
63,500	Lions Gate Entertainment Corp.†	2,010,410
		3,242,674
	Metals and Mining—2.7%
43,200	Agnico-Eagle Mines, Ltd.	1,139,616
42,000	Allegheny Technologies, Inc.†	1,496,460
90,600	Globe Specialty Metals, Inc.	1,631,706
51,400	Horsehead Holding Corp.†,*	833,194
		5,100,976
	Oil, Gas and Consumable Fuels—7.0%
16,400	Bonanza Creek Energy, Inc.*	712,908
49,800	Cabot Oil & Gas Corp.	1,930,248
72,900	Carrizo Oil & Gas, Inc.*	3,263,733
15,300	CONSOL Energy, Inc.	582,012
16,200	Continental Resources, Inc.†,*	1,822,824
26,100	InterOil Corp.†,*	1,343,889
270,420	KiOR, Inc., Class A†,*	454,306
38,300	Rex Energy Corp.*	754,893
188,300	SandRidge Energy, Inc.†,*	1,142,981
26,900	World Fuel Services Corp.†	1,161,004
		13,168,798
	Paper and Forest Products—0.6%
35,000	Boise Cascade Co.*	1,031,800
	Pharmaceuticals—0.7%
8,200	Actavis plc*	1,377,600
	Professional Services—0.6%
70,100	RPX Corp.*	1,184,690
	Real Estate Investment Trusts (REITs)—0.3%
46,100	Ares Commercial Real Estate Corp., REIT	603,910
	Real Estate Management and Development—0.0%
644	RE/MAX Holdings, Inc., Class A*	20,653
Shares		Value (Note 1)
	Road and Rail—0.4%
6,600	Kansas City Southern	$817,278
	Semiconductors and Semiconductor Equipment—9.8%
26,800	Altera Corp.	871,804
87,800	Atmel Corp.*	687,474
12,700	Cabot Microelectronics Corp.*	580,390
113,700	Cypress Semiconductor Corp.†,*	1,193,850
86,400	Fairchild Semiconductor International, Inc.*	1,153,440
64,400	Integrated Device Technology, Inc.*	656,236
35,000	International Rectifier Corp.*	912,450
43,000	Maxim Integrated Products, Inc.	1,200,130
35,700	Microsemi Corp.*	890,715
62,200	Monolithic Power Systems, Inc.*	2,155,852
91,300	ON Semiconductor Corp.*	752,312
12,400	Silicon Laboratories, Inc.*	537,044
41,370	Skyworks Solutions, Inc.*	1,181,527
63,500	SunEdison, Inc.†,*	828,675
21,800	Synaptics, Inc.†,*	1,129,458
34,700	Tessera Technologies, Inc.†	683,937
162,000	TriQuint Semiconductor, Inc.†,*	1,351,080
56,800	Ultratech, Inc.*	1,647,200
		18,413,574
	Software—3.7%
26,300	Advent Software, Inc.†	920,237
42,000	Electronic Arts, Inc.*	963,480
14,400	FleetMatics Group Plc†,*	622,800
49,100	Fortinet, Inc.*	939,283
105,434	Rovi Corp.*	2,075,995
5,400	Seachange International, Inc.*	65,664
98,600	TiVo, Inc.*	1,293,632
		6,881,091
	Specialty Retail—1.1%
39,540	Chico's FAS, Inc.	744,934
58,400	Select Comfort Corp.†,*	1,231,656
		1,976,590
	Textiles, Apparel and Luxury Goods—0.3%
700	Crocs, Inc.*	11,144
23,000	Vera Bradley, Inc.*	552,920
		564,064

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value (Note 1)
	Trading Companies and Distributors—2.0%
63,374	MRC Global, Inc.*	$2,044,445
17,800	Watsco, Inc.	1,709,868
		3,754,313
Shares		Value (Note 1)
	Wireless Telecommunication Services—1.4%
570,600	NII Holdings, Inc.†,*	$1,569,150
12,600	SBA Communications Corp., Class A*	1,131,984
		2,701,134
	TOTAL COMMON STOCKS (Cost $109,204,722)	183,265,563
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—21.2%
$4,031,495	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2014	4,031,495
Shares
35,563,636	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.175%		35,563,636
	TOTAL SHORT-TERM INVESTMENTS (Cost $39,595,131)			39,595,131
	TOTAL INVESTMENTS AT VALUE—119.1% (Cost $148,799,853)			222,860,694
	Liabilities in Excess of Other Assets—(19.1)%			(35,754,083)
	NET ASSETS—100.0%			$187,106,611

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*  Non-income producing security

†  Denotes all or a portion of security on loan (Note 1)

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued) (unaudited)

December 31, 2013

At December 31, 2013, industry sector diversification of the M Capital Appreciation Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Information Technology	24.7%
Industrials	22.1%
Health Care	12.3%
Materials	11.9%
Energy	8.9%
Financials	8.0%
Consumer Discretionary	6.1%
Telecommunication Services	3.9%
Short-Term Investments	21.2%
Total	119.1%

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2013

Shares		Value (Note 1)
	COMMON STOCKS—99.8%
	Aerospace & Defense—8.0%
9,200	Alliant Techsystems, Inc.†	$1,119,456
60,500	Exelis, Inc.	1,153,130
13,200	Huntington Ingalls Industries, Inc.	1,188,132
11,300	L-3 Communications Holdings, Inc.	1,207,518
11,900	Northrop Grumman Corp.	1,363,859
15,100	Raytheon Co.	1,369,570
		7,401,665
	Airlines—0.9%
13,700	Delta Air Lines, Inc.	376,339
21,800	Southwest Airlines Co.	410,712
		787,051
	Auto Components—3.2%
31,800	Goodyear Tire & Rubber Co. (The)	758,430
13,900	Lear Corp.	1,125,483
13,100	Magna International, Inc.	1,074,986
		2,958,899
	Automobiles—0.7%
41,200	Ford Motor Co.	635,716
	Beverages—0.6%
13,300	Coca-Cola Enterprises, Inc.	586,929
	Biotechnology—4.9%
8,200	Amgen, Inc.	936,112
3,600	Biogen Idec, Inc.*	1,007,100
6,400	Celgene Corp.*	1,081,344
3,200	Cubist Pharmaceuticals, Inc.†,*	220,384
11,500	United Therapeutics Corp.†,*	1,300,420
		4,545,360
	Capital Markets—1.1%
16,100	Waddell & Reed Financial, Inc., Class A	1,048,432
	Chemicals—1.6%
1,700	CF Industries Holdings, Inc.	396,168
10,200	LyondellBasell Industries NV, Class A	818,856
2,000	Westlake Chemical Corp.	244,140
		1,459,164
Shares		Value (Note 1)
	Commercial Banks—7.1%
11,100	Comerica, Inc.	$527,694
58,200	Fifth Third Bancorp	1,223,946
10,200	First Niagara Financial Group, Inc.	108,324
120,500	Huntington Bancshares, Inc./OH	1,162,825
88,700	KeyCorp	1,190,354
10,300	PNC Financial Services Group, Inc.	799,074
35,400	Wells Fargo & Co.	1,607,160
		6,619,377
	Computers and Peripherals—3.3%
1,300	Apple, Inc.	729,443
14,600	SanDisk Corp.	1,029,884
15,400	Western Digital Corp.	1,292,060
		3,051,387
	Construction and Engineering—0.9%
13,600	AECOM Technology Corp.*	400,248
8,600	URS Corp.	455,714
		855,962
	Consumer Finance—4.3%
19,800	Capital One Financial Corp.	1,516,878
24,900	Discover Financial Services	1,393,155
42,800	SLM Corp.	1,124,784
		4,034,817
	Containers and Packaging—1.3%
12,400	Packaging Corp. of America	784,672
4,100	Rock Tenn Co., Class A	430,541
		1,215,213
	Diversified Financial Services—2.0%
29,800	Bank of America Corp.	463,986
12,900	CBOE Holdings, Inc.†	670,284
7,700	JPMorgan Chase & Co.	450,296
3,200	McGraw Hill Financial, Inc.	250,240
		1,834,806
	Diversified Telecommunication Services—1.9%
17,500	AT&T, Inc.	615,300
49,400	Frontier Communications Corp.†	229,710
18,600	Verizon Communications, Inc.	914,004
		1,759,014

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value (Note 1)
	Electric Utilities—4.0%
25,100	American Electric Power Co., Inc.	$1,173,174
26,100	Edison International	1,208,430
16,100	Entergy Corp.	1,018,647
9,800	PPL Corp.	294,882
		3,695,133
	Electronic Equipment, Instruments & Components—2.8%
10,900	Arrow Electronics, Inc.*	591,325
16,400	Avnet, Inc.	723,404
41,000	Flextronics International, Ltd.*	318,570
42,500	Ingram Micro, Inc., Class A*	997,050
		2,630,349
	Energy Equipment and Services—2.5%
9,500	Baker Hughes, Inc.	524,970
13,300	Diamond Offshore Drilling, Inc.†	757,036
20,800	Halliburton Co.	1,055,600
		2,337,606
	Food and Staples Retailing—1.0%
24,500	Kroger Co. (The)	968,485
	Food Products—1.1%
8,200	Hershey Co. (The)†	797,286
7,400	Tyson Foods, Inc., Class A†	247,604
		1,044,890
	Health Care Providers and Services—8.7%
15,400	AmerisourceBergen Corp.	1,082,774
19,400	Cardinal Health, Inc.	1,296,114
14,500	Cigna Corp.	1,268,460
10,200	Humana, Inc.†	1,052,844
6,600	McKesson Corp.	1,065,240
18,200	Omnicare, Inc.†	1,098,552
13,500	WellPoint, Inc.	1,247,265
		8,111,249
	Household Durables—0.3%
1,900	Whirlpool Corp.	298,034
	Independent Power Producers and Energy Traders—1.2%
76,500	AES Corp./VA	1,110,015
Shares		Value (Note 1)
	Insurance—13.4%
6,300	Allied World Assurance Co. Holdings AG	$710,703
23,400	Allstate Corp. (The)	1,276,236
13,200	American Financial Group, Inc./OH	761,904
34,000	American International Group, Inc.	1,735,700
17,400	Assurant, Inc.	1,154,838
21,300	Axis Capital Holdings, Ltd.	1,013,241
13,000	Chubb Corp.	1,256,190
7,200	Everest Re Group, Ltd.	1,122,264
5,700	Lincoln National Corp.	294,234
8,000	Old Republic International Corp.	138,160
6,000	PartnerRe, Ltd.	632,580
7,800	Reinsurance Group of America, Inc.	603,798
14,100	Travelers Cos., Inc. (The)	1,276,614
7,400	Unum Group	259,592
7,500	XL Group Plc	238,800
		12,474,854
	IT Services—1.2%
28,000	Amdocs, Ltd.	1,154,720
	Machinery—0.7%
12,000	Oshkosh Corp.	604,560
	Metals and Mining—0.4%
12,500	Cliff's Natural Resources, Inc.†	327,625
	Multi-Utilities—0.2%
2,600	DTE Energy Co.	172,614
	Oil, Gas and Consumable Fuels—12.5%
8,500	Chesapeake Energy Corp.†	230,690
19,700	Chevron Corp.	2,460,727
17,300	ConocoPhillips	1,222,245
37,300	Exxon Mobil Corp.	3,774,760
31,300	Marathon Oil Corp.	1,104,890
17,700	Murphy Oil Corp.†	1,148,376
7,500	Occidental Petroleum Corp.	713,250
11,300	SM Energy Co.	939,143
		11,594,081

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

Shares		Value (Note 1)
	Personal Products—1.7%
6,100	Herbalife, Ltd.†	$480,070
8,000	Nu Skin Enterprises, Inc., Class A	1,105,760
		1,585,830
	Pharmaceuticals—0.4%
6,500	Questcor Pharmaceuticals, Inc.†	353,925
	Real Estate Investment Trusts (REITs)—0.4%
11,200	Equity Lifestyle Properties, Inc., REIT	405,776
	Real Estate Management and Development—0.3%
12,100	CBRE Group, Inc.*	318,230
Shares		Value (Note 1)
	Semiconductors and Semiconductor Equipment—1.2%
79,200	Marvell Technology Group, Ltd.†	$1,138,896
	Software—0.5%
13,400	CA, Inc.	450,910
	Specialty Retail—2.4%
26,400	Best Buy Co., Inc.	1,052,832
5,100	Foot Locker, Inc.	211,344
19,400	GameStop Corp., Class A†	955,644
		2,219,820
	Tobacco—1.1%
20,700	Lorillard, Inc.	1,049,076
	TOTAL COMMON STOCKS (Cost $79,101,500)	92,840,470
Par Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—10.4%
$429,137	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2014	429,137
Shares
9,243,153	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.175%		9,243,153
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,672,290)			9,672,290
	TOTAL INVESTMENTS AT VALUE—110.2% (Cost $88,773,790)			102,512,760
	Liabilities in Excess of Other Assets—(10.2)%			(9,479,518)
	NET ASSETS—100.0%			$93,033,242

Notes to the Schedule of Investments:

REIT—Real Estate Investment Trust

†  Denotes all or a portion of security on loan (Note 1)

*  Non-income producing security

††  Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued) (unaudited)

December 31, 2013

At December 31, 2013, industry sector diversification of the M Large Cap Value Fund's investments as a percentage of net assets was as follows:

Summary of Sector Classifications	Percentage of Net Assets
Financials	28.6%
Energy	15.0%
Health Care	14.0%
Industrials	10.5%
Information Technology	9.0%
Consumer Discretionary	6.6%
Consumer Staples	5.5%
Utilities	5.4%
Materials	3.3%
Telecommunication Services	1.9%
Short-Term Investments	10.4%
Total	110.2%

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedule of Investments	$303,780,811	$194,369,102	$222,860,694	$102,512,760
Cash	—	—	—	4,199
Cash denominated in foreign currencies***	469	—	—	—
Receivable from:
Securities sold	634	990,436	—	157,104
Capital stock subscriptions	295,306	450,197	190,339	131,363
Dividends and interest	393,551	36,605	104,475	106,046
Prepaid expenses	100	57	57	28
Total assets	304,470,871	195,846,397	223,155,565	102,911,500
Liabilities:
Payable for:
Securities purchased	53,104	721,466	209,953	300,799
Capital stock redemptions	156	2,121	67,793	244,305
Investment Adviser, net (Note 2)	177,210	88,933	139,910	34,307
Payable upon return of securities loaned (Note 1)	2,364,548	11,705,138	35,563,636	9,243,153
M Financial Group—compliance expense (Note 2)	5,008	2,971	3,061	1,460
Accrued expenses and other liabilities	130,678	61,737	64,601	54,234
Total liabilities	2,730,704	12,582,366	36,048,954	9,878,258
Net assets	$301,740,167	$183,264,031	$187,106,611	$93,033,242
Net assets consist of:
Paid-in capital	$397,553,509	$128,671,124	$112,411,708	$78,461,568
Undistributed (distributions in excess of) net investment income	(2,253,283)	19,585	—	1,307
Accumulated net realized gain (loss) on investments	(144,671,376)	7,359,767	634,062	831,397
Net unrealized appreciation on investments and foreign currency	51,111,317	47,213,555	74,060,841	13,738,970
Net assets	$301,740,167	$183,264,031	$187,106,611	$93,033,242
Shares outstanding#	22,945,979	7,407,968	6,298,039	6,754,868
Net asset value, offering price and redemption price per share	$13.15	$24.74	$29.71	$13.77
* Cost of investments	$252,674,735	$147,155,547	$148,799,853	$88,773,790
** Includes securities on loan with values of	$2,295,071	$11,501,236	$34,700,687	$9,087,908
*** Cost of cash denominated in foreign currencies	$469	$—	$—	$—

  #  The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Investment income:
Interest	$776	$146	$492	$90
Securities lending income	184,197	23,361	310,398	8,980
Dividends*	6,970,973	1,629,382	1,102,583	1,685,310
Total investment income	7,155,946	1,652,889	1,413,473	1,694,380
Expenses:
Investment Advisory fee (Note 2)	1,935,894	973,559	1,499,734	401,861
Custody, fund accounting, transfer agent and administration fees	468,753	160,303	167,786	132,497
Professional fees	40,934	30,100	32,174	26,733
Printing and shareholder reporting	23,549	19,674	17,637	23,485
Directors' fees and expenses	60,392	32,546	37,402	17,661
Compliance expenses (Note 2)	20,621	12,226	12,364	5,900
Other	38,764	22,403	22,369	11,051
Total expenses	2,588,907	1,250,811	1,789,466	619,188
Less: Expenses waived/reimbursed by the Adviser (Note 2)	—	—	—	(133,350)
Net operating expense	2,588,907	1,250,811	1,789,466	485,838
Net investment income (loss)	4,567,039	402,078	(375,993)	1,208,542
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	2,637,352	25,630,644	16,327,441	22,168,046
Foreign currency transactions	(71,460)	—	—	—
Net realized gain	2,565,892	25,630,644	16,327,441	22,168,046
Net change in unrealized appreciation (depreciation) on:
Investments	35,283,131	24,652,140	38,599,102	62,513
Foreign currency and net other assets	10,773	—	—	—
Net change in unrealized appreciation (depreciation)	35,293,904	24,652,140	38,599,102	62,513
Net realized and unrealized gain	37,859,796	50,282,784	54,926,543	22,230,559
Net increase in net assets resulting from operations	$42,426,835	$50,684,862	$54,550,550	$23,439,101
* Net of foreign taxes withheld of:	$832,367	$6,881	$9,844	$2,807

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$4,567,039	$4,311,847	$402,078	$540,300
Net realized gain (loss) on investments and foreign currency transactions	2,565,892	(2,819,740)	25,630,644	8,675,307
Net change in unrealized appreciation (depreciation) on investments and foreign currency	35,293,904	44,699,555	24,652,140	10,876,726
Net increase in net assets resulting from operations	42,426,835	46,191,662	50,684,862	20,092,333
Distributions to shareholders:
From net investment income	(6,811,012)	(4,764,158)	(922,797)	(61,294)
From net realized capital gains	—	—	(8,763,576)	—
Total distributions to shareholders	(6,811,012)	(4,764,158)	(9,686,373)	(61,294)
Fund share transactions (Note 4):
Proceeds from shares sold	56,854,525	28,965,580	33,315,175	43,833,222
Net asset value of shares issued on reinvestment of distributions	6,811,012	4,764,158	9,686,373	61,294
Cost of shares repurchased	(40,541,813)	(65,109,841)	(43,009,447)	(22,781,344)
Net increase (decrease) in net assets resulting from Fund share transactions	23,123,724	(31,380,103)	(7,899)	21,113,172
Total change in net assets	58,739,547	10,047,401	40,990,590	41,144,211
Net Assets:
Beginning of year	243,000,620	232,953,219	142,273,441	101,129,230
End of year*	$301,740,167	$243,000,620	$183,264,031	$142,273,441
* Including undistributed (distributions in excess of) net investment income of:	$(2,253,283)	$(7,517)	$19,585	$540,304

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(375,993)	$141,402	$1,208,542	$991,062
Net realized gain (loss) on investments and foreign currency transactions	16,327,441	10,997,867	22,168,046	4,241,112
Net change in unrealized appreciation (depreciation) on investments and foreign currency	38,599,102	11,259,027	62,513	5,542,948
Net increase in net assets resulting from operations	54,550,550	22,398,296	23,439,101	10,775,122
Distributions to shareholders:
From net investment income	—	(440,587)	(2,191,583)	(568,566)
From net realized capital gains	(16,224,308)	(8,927,116)	(7,280,727)	—
Total distributions to shareholders	(16,224,308)	(9,367,703)	(9,472,310)	(568,566)
Fund share transactions (Note 4):
Proceeds from shares sold	20,345,350	17,441,958	17,210,580	8,865,834
Net asset value of shares issued on reinvestment of distributions	16,224,308	9,367,703	9,472,310	568,566
Cost of shares repurchased	(29,712,140)	(30,597,843)	(15,843,661)	(16,601,839)
Net increase (decrease) in net assets resulting from Fund share transactions	6,857,518	(3,788,182)	10,839,229	(7,167,439)
Total change in net assets	45,183,760	9,242,411	24,806,020	3,039,117
Net Assets:
Beginning of year	141,922,851	132,680,440	68,227,222	65,188,105
End of year*	$187,106,611	$141,922,851	$93,033,242	$68,227,222
* Including undistributed (distributions in excess of) net investment income of:	$—	$—	$1,307	$991,059

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$11.57	$9.78	$11.72	$11.57	$9.44
Income from investment operations:
Net investment income	0.20 ‡	0.19 ‡	0.30 ‡	0.34 ‡	0.24 ‡
Net realized and unrealized gain (loss) on investments	1.68	1.83	(1.89)	0.19	2.15
Total from investment operations	1.88	2.02	(1.59)	0.53	2.39
Less distributions to shareholders:
From net investment income	(0.30)	(0.23)	(0.35)	(0.38)	(0.26)
From return of capital	—	—	—	—	(0.00)†
Total distributions	(0.30)	(0.23)	(0.35)	(0.38)	(0.26)
Net asset value, end of year	$13.15	$11.57	$9.78	$11.72	$11.57
Total Return	16.32%	20.68%	(13.56)%	4.61%	25.28%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$301,740	$243,001	$232,953	$295,324	$311,989
Net expenses to average daily net assets	0.94%	0.95%	0.93%	0.91%	0.94%
Net investment income to average daily net assets	1.65%	1.75%	2.69%	3.02%	2.33%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	0.97%	0.95%	0.92%	0.95%
Net investment income	N/A	1.73%	2.67%	3.01%	2.32%
Portfolio turnover rate	14%	15%	103%?	11%	9%

‡  Calculation based on average shares outstanding.

†  Amount rounds to less than $0.005.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$19.20	$16.10	$16.23	$13.24	$9.70
Income from investment operations:
Net investment income (loss)	0.05 ‡	0.08 ‡	0.01 ‡	(0.01)‡	0.05 ‡
Net realized and unrealized gain (loss) on investments	6.86	3.03	(0.14)	3.05	3.56
Total from investment operations	6.91	3.11	(0.13)	3.04	3.61
Less distributions to shareholders:
From net investment income	(0.12)	(0.01)	—	(0.05)	(0.07)
From net realized capital gains	(1.25)	—	—	—	—
Total distributions	(1.37)	(0.01)	—	(0.05)	(0.07)
Net asset value, end of year	$24.74	$19.20	$16.10	$16.23	$13.24
Total Return	36.15%	19.31%	(0.80)%	23.06%	37.40%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$183,264	$142,273	$101,129	$110,644	$100,153
Net expenses to average daily net assets	0.77%	0.80%	0.83%	0.83%	0.74%
Net investment income (loss) to average daily net assets	0.25%	0.42%	0.06%	(0.11)%	0.41%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	N/A	N/A	0.83%
Net investment income	N/A	N/A	N/A	N/A	0.32%
Portfolio turnover rate	74%	67%	78%	81%	171%?

‡  Calculation based on average shares outstanding.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$23.38	$21.33	$25.94	$20.47	$13.78
Income from investment operations:
Net investment income (loss)	(0.06)‡	0.02 ‡	(0.09)‡	(0.02)‡	0.05 ‡
Net realized and unrealized gain (loss) on investments	9.13	3.67	(1.77)	5.54	6.65
Total from investment operations	9.07	3.69	(1.86)	5.52	6.70
Less distributions to shareholders:
From net investment income	—	(0.08)	—	(0.05)	(0.01)
From net realized capital gains	(2.74)	(1.56)	(2.75)	—	—
Total distributions	(2.74)	(1.64)	(2.75)	(0.05)	(0.01)
Net asset value, end of year	$29.71	$23.38	$21.33	$25.94	$20.47
Total Return	39.20%	17.43%	(7.22)%	27.00%	48.61%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$187,107	$141,923	$132,680	$156,460	$140,099
Net expenses to average daily net assets	1.07%	1.10%	1.10%	1.10%	1.13%
Net investment income (loss) to average daily net assets	(0.23)%	0.10%	(0.35)%	(0.09)%	0.28%
Portfolio turnover rate	18%	21%	35%	22%	16%

‡  Calculation based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net asset value, beginning of year	$11.44	$9.84	$10.30	$9.50	$7.69
Income from investment operations:
Net investment income	0.20 ‡	0.16 ‡	0.08 ‡	0.03 ‡	0.06 ‡
Net realized and unrealized gain (loss) on investments	3.68	1.53	(0.50)	0.84	1.82
Total from investment operations	3.88	1.69	(0.42)	0.87	1.88
Less distributions to shareholders:
From net investment income	(0.37)	(0.09)	(0.04)	(0.07)	(0.07)
From net realized capital gains	(1.18)	—	—	—	—
Total distributions	(1.55)	(0.09)	(0.04)	(0.07)	(0.07)
Net asset value, end of year	$13.77	$11.44	$9.84	$10.30	$9.50
Total Return	34.22%	17.29%	(4.11)%	9.27%	24.58%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$93,033	$68,227	$65,188	$78,650	$89,199
Net expenses to average daily net assets	0.61%	0.64%	0.89%	0.88%	0.88%
Net investment income to average daily net assets	1.52%	1.47%	0.81%	0.34%	0.74%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.78%	0.93%	0.91%	0.90%	0.95%
Net investment income	1.35%	1.18%	0.79%	0.32%	0.67%
Portfolio turnover rate	154%?	41%	35%	49%	58%

‡  Calculation based on average shares outstanding.

?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2013, the Company consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (formerly, known as M Business Opportunity Value Fund) (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated ("M Financial Group") and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States, with a focus on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities, including common and preferred stocks, with capitalizations of $10 billion or more. M Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations of $500 million or less. M Large Cap Value Fund seeks long-term capital appreciation with a strategy of investing primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market, with $5 billion or more.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund's NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Debt securities of the Funds with a remaining maturity of sixty-one days or more will be valued on the basis of dealer-supplied quotations or by a pricing service approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1—quoted prices in active markets for identical investments;

•  Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•  Level 3—significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2013, all of the Funds had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1	Level 2	Level 1	Level 2
M International Equity Fund	$190,268,774	$—	$—	$190,268,774

*  The Fund(s) recognize transfers between levels that occurred at the beginning of the year.

During the year ended December 31, 2013, financial assets with a combined market value of $190,268,774 held by M International Equity Fund transferred from Level 2 to Level 1. At December 31, 2012, these financial assets were priced with a fair value factor applied to quoted market prices. At December 31, 2013, these financial assets were priced using unadjusted quoted market prices.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Securities Lending

The Funds participate in a securities lending program, under the terms of a Securities Lending Agency Agreement, whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets certain quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower's inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through State Street Bank and Trust Company as the securities lending agent, is the source of the Fund's securities lending income, 65% of which is paid to the Fund, 35% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2013.

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Amounts of Recognized Assets	Statement of Assets and Liabilities	Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
M International Equity Fund	$2,364,548	$—	$2,364,548	$—	$2,364,548	$—
M Large Cap Growth Fund	$11,705,138	$—	$11,705,138	$—	$11,705,138	$—
M Capital Appreciation Fund	$35,563,636	$—	$35,563,636	$—	$35,563,636	$—
M Large Cap Value Fund	$9,243,153	$—	$9,243,153	$—	$9,243,153	$—

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits as of December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds' tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2010 through December 2012. No examination of any of the Funds' tax filings is currently in progress.

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of M Financial Group. The Advisory Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.70% on the first $1 billion
0.65% on amounts above $1 billion
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund*	0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on amounts thereafter

*  Due to a change in M Large Cap Value Fund's sub-adviser, effective May 1, 2013, the aggregate fee rate payable to the Adviser changed to the fee schedule above. Prior to May 1, 2013, the fee rate payable to the Adviser was 0.65% of the first $50 million, 0.60% of the next $50 million, 0.55% of the next $100 million and 0.50% thereafter of the Fund's average daily net assets. For the period January 1, 2013 through April 30, 2013, the previous sub-adviser waived all of its sub-advisory fees payable by the Adviser. Due to the waiver, the overall Advisory fees were reduced to 0.15% of the Fund's average daily net assets. Consequently, the Adviser waived a portion of the fee payable by the Fund, so that the fee payable to the Adviser was reduced to 0.15% of the Fund's average daily net assets. The amount waived was $114,949 (0.15%).

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective May 1, 2012 through April 30, 2013. For the year ended December 31, 2013, the Adviser reimbursed $18,401 (0.02%) for the M Large Cap Value Fund.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

Effective May 1, 2013, AJO, LP replaced Iridian Asset Management LLC as the sub-adviser to the M Large Cap Value Fund.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.55% on the first $1 billion
0.50% on the amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund*	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on amounts thereafter

*  Due to a change in the M Large Cap Value Fund's sub-adviser, effective May 1, 2013, the subadvisory fee rate payable to the sub-adviser changed to the fee schedule above. Prior to May 1, 2013, the fee rate payable to the sub-adviser was 0.50% on the first $50 million, 0.45% on the next $50 million, 0.40% on the next $100 million and 0.35% thereafter of the Fund's average daily net assets. For the period January 1, 2013 through April 30, 2013, the previous sub-adviser waived all of its sub-advisory fees payable by the Adviser. The amount waived was $114,949 (0.15%).

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer ("CCO"). The Company pays each interested Director $1,500 per meeting attended. The Company pays each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds' Statements of Operations.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2013, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
M International Equity Fund	$55,821,568	$36,532,907
M Large Cap Growth Fund	120,488,169	127,115,565
M Capital Appreciation Fund	29,775,475	39,902,809
M Large Cap Value Fund	123,551,582	120,640,402

4.  Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	4,660,516	2,711,743	1,535,828	2,371,994
Shares repurchased	(3,241,766)	(5,949,513)	(1,937,106)	(1,243,934)
Distributions reinvested	530,724	418,836	398,260	3,491
Net increase (decrease)	1,949,474	(2,818,934)	(3,018)	1,131,551
Fund shares:
Beginning of year	20,996,505	23,815,439	7,410,986	6,279,435
End of year	22,945,979	20,996,505	7,407,968	7,410,986
	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Shares sold	720,526	751,094	1,293,399	837,853
Shares repurchased	(1,050,680)	(1,308,291)	(1,200,925)	(1,552,030)
Distributions reinvested	558,343	406,411	696,445	55,961
Net increase (decrease)	228,189	(150,786)	788,919	(658,216)
Fund shares:
Beginning of year	6,069,850	6,220,636	5,965,949	6,624,165
End of year	6,298,039	6,069,850	6,754,868	5,965,949

5.  Financial Instruments

M International Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt ("foreign issuers"). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs"). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

The Funds did not engage in derivative transactions for the year ended December 31, 2013.

6.  Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts and separate accounts of their subsidiaries that are used primarily to fund variable annuity contracts and variable life insurance contracts and by M Financial Holdings Incorporated through direct ownership of seed money and general investment shares. As of December 31, 2013, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of Denver, Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc., Sun Life Insurance Co. and TIAA-CREF Life Insurance Co. and M Financial Holdings Incorporated owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2013 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.	Pruco Life Insurance Co. of Arizona	ING-Security Life of Denver
M International Equity Fund	0.7%	37.1%	34.7%	16.8%	5.8%
M Large Cap Growth Fund	1.1%	45.3%	39.4%	4.5%	3.6%
M Capital Appreciation Fund	1.1%	42.6%	45.5%	1.3%	5.3%
M Large Cap Value Fund	2.2%	36.9%	47.3%	3.6%	2.5%

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Beneficial Interest (Continued)

	Percentage of Ownership
	Lincoln National Life Insurance Co.	New York Life Insurance Co.		Nationwide Financial Services, Inc.	Sun Life Insurance Co.	TIAA-CREF Life Insurance Co.
M International Equity Fund	2.1%	0.0	%(1)	1.0%	1.5%	0.3%
M Large Cap Growth Fund	2.7%	—%		0.4%	2.5%	0.5%
M Capital Appreciation Fund	2.5%	0.0	%(1)	0.4%	1.0%	0.3%
M Large Cap Value Fund	4.5%	—%		0.8%	1.3%	0.9%

(1)  Amount rounds to less than 0.05%.

7.  Tax Information

At December 31, 2013, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
M International Equity Fund	$255,249,296	$57,705,038	$(9,173,523)	$48,531,515
M Large Cap Growth Fund	147,242,846	47,858,172	(731,916)	47,126,256
M Capital Appreciation Fund	150,020,341	77,595,929	(4,755,576)	72,840,353
M Large Cap Value Fund	88,861,132	14,502,905	(851,277)	13,651,628

The tax character of distributions paid during 2013 and 2012 was as follows:

	December 31, 2013 Amount	December 31, 2012 Amount
M International Equity Fund
Distributions paid from:
Ordinary Income	$6,811,012	$4,764,158
M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$922,797	$61,294
Long-Term Capital Gain	8,763,576	—
Total Distributions	$9,686,373	$61,294

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

	December 31, 2013 Amount	December 31, 2012 Amount
M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$1,080,565
Long-Term Capital Gain	16,224,308	8,287,138
Total Distributions	$16,224,308	$9,367,703
M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$2,191,583	$568,566
Long-Term Capital Gain	7,280,727	—
Total Distributions	$9,472,310	$568,566

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards	Deferred Post October Losses	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
M International Equity Fund	$235,912	$—	$(144,586,010)	$—	$48,536,756	$(95,813,342)
M Large Cap Growth Fund	19,585	7,447,066	—	—	47,126,256	54,592,907
M Capital Appreciation Fund	224,152	1,630,398	—	—	72,840,353	74,694,903
M Large Cap Value Fund	1,307	918,739	—	—	13,651,628	14,571,674

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2013, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $43,583,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. In addition, M International Equity Fund had unused short-term capital losses of $5,257,147 and unused long-term capital losses of $85,361,344 permitted to be carried for an unlimited period.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Tax Information (Continued)

The following Fund(s) utilized capital loss carryforwards during the year ended December 31, 2013:

Capital Losses
M International Equity Fund	$2,553,889
M Large Cap Growth Fund	9,173,375
M Capital Appreciation Fund	—
M Large Cap Value Fund	12,842,762

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2013, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, passive foreign investment company gains and losses and distribution re-designation.

Permanent differences incurred during the year ended December 31, 2013, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
M International Equity Fund	$(1,793)	$1,793	$—
M Large Cap Growth Fund	—	—	—
M Capital Appreciation Fund	375,993	(375,993)	—
M Large Cap Value Fund	(6,711)	6,711	—

8.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the current risk of loss is remote.

9.  Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds' financial statements and have determined there is no material impact to the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.
and the Shareholders of the
M International Equity Fund,
M Large Cap Growth Fund,
M Capital Appreciation Fund and
M Large Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (formerly M Business Opportunity Value Fund), each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund as of December 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 25, 2014

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Director*:

Name, Address and Date of Birth	Position Held with Fund	Term of Office** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 1/14/41)	Director	Indefinite Eighteen Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency); Chairman, M Financial Holdings, Inc.	4	Avery Dennison
Lawton M. Nease(1) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 (Born: 11/2/43)	Director	Indefinite Four Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC

  There is no family relationship between any of the Directors or Officers of the Company.

(1)  Mr. Mullin and Mr. Nease are deemed to be Interested Persons as defined by the 1940 Act, because they own 20.43% and 1.97%, respectively, of M Financial Group, which controls the Adviser. Mr. Mullin and Mr. Nease are also deemed to be Interested Persons because they are Directors of M Financial Group and because Mr. Nease is a Director of the Adviser.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Independent Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/6/42)	Director and Chairman of the Board	Indefinite Eighteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A
Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 6/16/40)	Director	Indefinite Eighteen Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/02/51)	Director and Audit Committee Chairman	Indefinite Six Years	CEO and CIO, C.M. Capital Corp from February 2011 to present; President, C.M. Capital Corp from July 2010 to February 2011; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 11/05/50)	Director	Indefinite Two Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust from June 1982 to present (private foundation); President (2005 to present) and Director, Acorn Investors LLC from August 2004 to present (investment holding company); Principal Clifford Capital Partners LLC from April 2010 to present (investment manager).	4	Director, Oaktree Capital Group from November 2007 to present (investment manager).

  There is no family relationship between any of the Directors or Officers of the Company.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Directors' and Officers' Tables (Continued)

Principal Officers who are not Directors:

Name, Address and Date of Birth	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One Year Eight Years	Chief Compliance Officer of M Financial Asset Management, Inc., 2011 to present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006 to present.
JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 (Born: 7/25/59)	President	One Year Seven Years*

President, M Financial Investment Advisers, Inc., February 2010 to present; President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008 to present; Vice President of M Financial Group, Inc., 2004 to present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer	One Year Seven Years	Accounting Director, M Financial Group, 2007 to present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present.

  There is no family relationship between any of the Directors or Officers of the Company.

*  Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2013 qualified for the dividends received deduction as follows.

Fund	Dividend Received Deduction
M International Equity Fund	3.55%
M Large Cap Growth Fund	100.00%
M Large Cap Value Fund	97.50%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $8,763,576, $16,224,308 and $7,280,727, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2013.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2013:

•  the total amount of foreign taxes creditable was $405,629.

•  the total amount of income sourced from foreign countries was $7,499,406.

M Fund, Inc.

EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2013 to December 31, 2013)
M International Equity Fund
Actual	$1,000.00	$1,160.40	0.94%	$5.12
Hypothetical (5% return before expenses)	1,000.00	1,020.50	0.94%	4.79
M Large Cap Growth Fund
Actual	1,000.00	1,241.10	0.76%	4.29
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.76%	3.87
M Capital Appreciation Fund
Actual	1,000.00	1,187.10	1.07%	5.90
Hypothetical (5% return before expenses)	1,000.00	1,019.80	1.07%	5.45

M Fund, Inc.

EXPENSE EXAMPLE (Unaudited) (Continued)

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2013 to December 31, 2013)
M Large Cap Value Fund
Actual	$1,000.00	$1,172.50	0.70%	$3.83
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.70%	3.57

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).